JULY 23, 1997

MESSAGE FROM THE PRESIDENT

Dear Shareholder:

I am very pleased to report that our MSB Fund produced a 15.27% total return for the six months ended June 30, 1997. This advance helped to bring the Fund's one year total return to 25.39%, the three year average annual return to 21.22%, the five year average annual return to 17.08%, and the ten year average annual return to 11.02%. The MSB Fund's longer term track record also remains quite enviable. If a shareholder had invested $1,000 in the Fund at inception in 1964, the shareholder's investment would have grown to $37,411 on June 30, 1997.

American industry deserves much credit for getting itself into fighting trim in the 1980's to meet the global challenges of the 1990's and beyond. Today, America's global dominance is truly awesome. Not only is our economy the world's strongest and most competitive, our workers are the world's most productive, our businesses on balance are the most profitable and we are the world's largest exporter. We also account for forty percent of the world's technology expenditures.

Since November of 1982, our economy has been performing quite well. The cost of debt and equity capital has come down, economic growth has been steady, inflation has been meek and the Dow Jones Industrial Average has risen over 900%. Happily, our economy has encountered just one brief, mild recession during this time period. It lasted from August of 1990 until February of 1991.

Although not every American has participated in our nation's economic renewal, many have increased their wealth through equity investing. Currently, over one hundred million Americans and over forty percent of American households own common stock either directly or through mutual funds. In 1985, only $53 billion was invested in equity mutual funds. Today, over $2.0 trillion is invested in equity mutual funds.

Most students of the economy would find it difficult to envision a deep recession in the near term. Consumer confidence is high, unemployment is low, inflation is meek and demand for American goods and services around the world is growing. The industrialized world continues to dismantle the welfare state, social programs are being reduced and government downsizing remains ongoing. Privatization of public sector activities and industry deregulation are also on the rise.

Our MSB Fund's investment philosophy of seeking to create wealth for its shareholders over time and its investment discipline of investing only in companies with strong balance sheets that are also believed to have the capability of generating rising earnings and cash flow have led us to invest in several companies that should be well positioned to capitalize on the emerging world economy as well as in companies that are benefiting from the global technology revolution.

We continue to receive many compliments for our quarterly Investment Outlook and Review newsletter. This informative and educational piece is especially worthwhile for new and existing investors and those just beginning to learn about the investment world. If there are any topics that you would like us to address in the Quarterly Investment Outlook and Review, please just give us a call at 1-800-661-3938.

Sincerely,

Joseph R. Ficalora

Joseph R. Ficalora
President

                               M.S.B. FUND, INC.

                               MIDYEAR HIGHLIGHTS

Total net assets.................................................... $44,814,182
Shares outstanding..................................................   2,668,836
Number of shareholders..............................................       2,238
     Individuals................  2,084
     Corporate Accounts.........     19
     IRA Accounts...............     89
     Trust Accounts.............     46

                             INVESTMENT ACHIEVEMENT

     The following information is a statement of the past record of the Fund and should not be construed as a representation or prediction of future results. The investment return and principal value of an investment in the Fund will fluctuate with changing market conditions so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The total return of the Fund for various periods is compared with the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Dow Jones Industrial Average (DJIA), which are groups of unmanaged securities, and with Lipper Growth & Income Funds' Average, which includes, for the six months, one, five and ten years ended June 30, 1997, 626, 547, 216, and 127 mutual funds, respectively, and is a broad equity fund measurement. The S&P 500 and DJIA do not include a reduction of total return for expenses. These results should be considered in light of the makeup of each index, the investment objectives and portfolio composition of the Fund and the periods indicated.

                                                                    AVERAGE ANNUAL TOTAL RETURN
                                                              ---------------------------------------
                                                                     PERIODS ENDING 06/30/97*
                                                              ---------------------------------------
                                                              6 Months    Year     5 Years   10 Years
                                                               Ended      Ended     Ended     Ended
                                                              6/30/97    6/30/97   6/30/97   6/30/97
                                                              --------   -------   -------   --------
M.S.B. Fund, Inc............................................   15.27%     25.39%    17.08%    11.02%
Lipper Growth & Income Funds' Average.......................   15.52      28.07     17.35     12.77
Standard & Poor's 500 Composite Stock Price Index...........   20.60      34.68     19.76     14.63
Dow Jones Industrial Average................................   20.12      38.54     21.36     15.78

* Assumes reinvestment of all dividends and distributions and the deduction of all applicable fees and expenses. Average annual total returns are stated for periods greater than one year.

INVESTMENT RESULTS, OUTLOOK AND STRATEGIES

M.S.B. FUND, INC.

The stock market, as measured by the Standard & Poor's 500 Index, continued its ascent into record territory with a total return of 20.60% for the six-month period ending June 30, 1997. The average equity mutual fund, as measured by the Lipper All Equity Funds' Average, provided a total return of 11.95% during the first half of the year, sharply trailing the S&P 500 Index. Growth and income funds, represented by the Lipper Growth and Income Funds' Average, provided the best performance among the Lipper universe of general equity mutual funds during the six-month period with a total return of 15.52%. The M.S.B. Fund's year-to-date total return as of June 30, 1997 was 15.27%.

The Fund's net asset value per share on June 30, 1997 was $16.79 versus $14.60 on December 31, 1996. Shareholders received distributions from dividend income totaling $0.0384 per share during the first six months of 1997.

After starting the year on a strong note, rising more than 10% by mid-February, the stock market reversed course, relinquishing all of its gains by early April. The abrupt reversal was largely attributable to rising long-term interest rates. Heightened inflation fears, due to renewed strength in the economy during the first quarter, caused the 30-year Treasury bond yield to move from a low of 6.52% in mid-February up to 7.17% by mid-April. After several benign inflation reports and evidence of slowing economic conditions emerged early in the second quarter, interest rates fell below the critical 7% level. Rates continued their descent to around 6.75% as the second quarter came to a close. The stock market rose substantially during the second quarter as the interest rate environment improved and corporations reported strong first quarter profit growth.

The superior return of the Standard & Poor's 500 Index during the first half of the year, compared to the average equity mutual fund, appears to be the result of equity investors' strong appetite for the largest capitalization stocks. The S&P 500 Index is capitalization weighted; the larger the market capitalization (price times number of shares outstanding), the larger the weighting in the index. As of June 30, 1997, the top 25 stocks in the S&P 500 Index, in order of market capitalization, accounted for approximately one-third of the index by weight. The average return for these 25 stocks during the first half of the year was 28.5% versus 20.6% for the entire index. Thus the remaining 475 stocks in the S&P 500 Index, which accounted for two-thirds of the index by weight, provided an average first half return of 16.6%. Many mutual fund managers were reluctant to own the largest capitalization issues due to their high relative valuations. As of June 30, 1997, the price-to-earnings ratio of the top 25 S&P 500 stocks was 24.3 times 1997 estimated earnings, versus an average of 19.7 for the entire index. In addition, the dividend yield for these top 25 stocks was 1.5% versus 1.7% for the entire index. Mutual funds were further hampered by weak relative returns provided by their cash reserves as well as normal operating expenses incurred during the period.

The M.S.B. Fund's portfolio management team has continued to adhere to its investment philosophy consisting of stringent investment guidelines focused on identifying companies with stable cash flow and earnings growth, minimal capital expenditure requirements, strong balance sheets and solid management at reasonable prices. This "bottoms-up" approach seeks to identify attractive stock candidates on a company-by-company basis. Industry sector outlook and general stock market conditions are secondary considerations.

On occasion, a company's valuation may become very attractive, due to short-term adverse circumstances that do not, in our opinion, affect its long-term fundamental outlook. The additions of Federal National Mortgage Association, McDonald's and Nike during the first six months of 1997 were prompted by such events. Interpublic Group and Pitney Bowes were also new additions to the portfolio during the period. All of these companies are leaders in their industries and exhibit the characteristics that we seek in our portfolio companies.

Three stocks were eliminated from the portfolio during the first half of the year. W.W. Grainger and May Department Stores were removed after their prices exceeded our valuations and were not supported by our future earnings and cash flow projections. Mylan Laboratories was eliminated during the quarter due to continued margin pressure rampant in the generic drug industry. The Fund's cash position was approximately 7.5% as of June 30, 1997.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED)
JUNE 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK-94.49%:
SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
         ADVERTISING-2.05%
15,000   Interpublic Group of Cos., Inc. ......  $   919,687
         AUTO PARTS--AFTER MARKET-2.72%
36,000   Genuine Parts Company.................    1,219,500
         BANKS-2.83%
 4,700   Wells Fargo & Co. ....................    1,266,650
         BEVERAGES--ALCOHOLIC-2.53%
27,000   Anheuser-Busch Companies, Inc. .......    1,132,312
         BEVERAGES--SOFT DRINKS-3.01%
20,000   Coca-Cola Company.....................    1,350,000
         CHEMICALS--SPECIALTY-5.03%
23,000   International Flavors & Fragrances....    1,161,500
17,000   Nordson Corp. ........................    1,092,250
                                                 -----------
                                                   2,253,750
         COMPUTER SOFTWARE &
           SERVICES-2.88%
27,500   Automatic Data Processing, Inc. ......    1,292,500
         COMPUTER SYSTEMS-3.06%
24,500   Hewlett-Packard Co. ..................    1,372,000
         DISTRIBUTOR--CONSUMER
           PRODUCTS-2.44%
30,000   Sysco Corp. ..........................    1,095,000
         ELECTRICAL EQUIPMENT-5.23%
21,000   Emerson Electric Co. .................    1,156,312
27,000   Hubbell, Inc. ........................    1,188,000
                                                 -----------
                                                   2,344,312
         ELECTRONICS &
           SEMICONDUCTORS-3.01%
 9,500   Intel Corp. ..........................    1,347,219
         ENTERTAINMENT-2.87%
16,000   Walt Disney Co. ......................    1,284,000

COMMON STOCK-94.49%:
SHARES                                              VALUE
------                                           -----------
                                                  (NOTE 1)
         FINANCIAL SERVICES-6.12%
48,000   Federal Home Loan Mortgage Corp. .....  $ 1,650,000
         Federal National Mortgage
25,000     Association.........................    1,090,625
                                                 -----------
                                                   2,740,625
         FOODS-2.55%
27,500   Sara Lee Corp. .......................    1,144,688
         FOOTWEAR-2.08%
16,000   Nike, Inc. ...........................      934,000
         HEALTH CARE-DRUGS-3.35%
22,500   Abbott Laboratories...................    1,501,875
         HOUSEHOLD PRODUCTS-2.95%
10,000   Clorox Co. ...........................    1,320,000
         MANUFACTURED HOUSING-2.67%
84,000   Clayton Homes, Inc. ..................    1,197,000
         MANUFACTURING-5.39%
21,000   Dover Corporation.....................    1,291,500
36,000   Teleflex, Inc. .......................    1,125,000
                                                 -----------
                                                   2,416,500
         OFFICE EQUIPMENT AND
           SUPPLIES-2.87%
18,500   Pitney Bowes, Inc. ...................    1,285,750
         PUBLISHING--NEWSPAPERS-5.14%
14,000   Gannett Company, Inc. ................    1,382,500
35,000   Lee Enterprises, Inc. ................      923,125
                                                 -----------
                                                   2,305,625
         RAILROADS-2.57%
33,000   Illinois Central Corp. Series A.......    1,152,938
         RESTAURANTS-5.54%
24,500   McDonald's Corp. .....................    1,183,656
50,000   Wendy's International, Inc. ..........    1,296,875
                                                 -----------
                                                   2,480,531

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
JUNE 30, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

COMMON STOCK (CONTINUED):                            VALUE
SHARES                                            -----------
------                                             (NOTE 1)
          RETAIL-DRUG CHAINS-2.81%
23,500    Walgreen Company......................  $ 1,260,188
          RETAIL-FOOD CHAINS-3.01%
37,000    Albertson's, Inc. ....................    1,350,500
          RETAIL-GENERAL
            MERCHANDISE-3.02%
40,000    Wal-Mart Stores, Inc. ................    1,352,500
          RETAIL-SPECIALTY STORES-3.69%
42,500    Gap, Inc. ............................    1,652,187
          TOBACCO-3.07%
31,000    Philip Morris Companies, Inc. ........    1,375,625
                                                  -----------
          Total Common Stock
            (Cost $29,322,145)..................  $42,347,462
                                                  -----------

COMMERCIAL PAPER-7.52%:

                                                      VALUE
                                                   -----------
PRINCIPAL                                           (NOTE 1)
  AMOUNT
----------
$1,500,000   American Express Credit
               Corp., 6.00%, due
               07/02/97..............              $ 1,500,000
 1,869,000   Household Finance Corp.,
               6.08%, due 07/01/97...                1,869,000
                                                   -----------
             Total Commercial Paper
               (Cost $3,369,000).....                3,369,000
                                                   -----------
             Total Investments
               (Cost $32,691,145*)...   102.01%     45,716,462
             Liabilities in excess of
               other assets..........    (2.01)%      (902,280)
                                       -------     -----------
             Net Assets..............   100.00%    $44,814,182
                                       ========    ===========

* Aggregate cost for Federal income tax purposes is identical. At June 30, 1997, the net unrealized appreciation for all securities of $13,025,317 consists of gross unrealized appreciation of $13,069,100 and gross unrealized depreciation of $43,783.

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                           JUNE 30,
                                                                                             1997
                                                                                          -----------
ASSETS:
Investment in securities, at value (Cost $32,691,145)...................................  $45,716,462
Cash....................................................................................          350
Dividends and interest receivable.......................................................       75,483
Receivable for securities sold..........................................................       66,173
Receivable for fund shares sold.........................................................       19,643
Prepaid expenses........................................................................       16,815
                                                                                          -----------
  Total assets..........................................................................   45,894,926
                                                                                          -----------
LIABILITIES:
Payable for securities purchased........................................................    1,034,142
Accrued expenses payable................................................................       44,046
Payable for fund shares redeemed........................................................        2,556
                                                                                          -----------
  Total liabilities.....................................................................    1,080,744
                                                                                          -----------
NET ASSETS, applicable to 2,668,836 shares of Class A
  $.001 par value stock, 5,000,000 shares authorized....................................  $44,814,182
                                                                                          ===========
NET ASSETS:
Par value of capital shares.............................................................  $     2,669
Additional paid in capital..............................................................   31,055,720
Undistributed net investment income.....................................................        1,021
Undistributed net realized gains........................................................      729,455
Net unrealized appreciation of investments..............................................   13,025,317
                                                                                          -----------
NET ASSETS..............................................................................  $44,814,182
                                                                                          ===========
NET ASSET VALUE, offering and redemption price
  per share ($44,814,182 / 2,668,836 shares)............................................  $     16.79
                                                                                          ===========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENT OF OPERATIONS (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    SIX MONTHS ENDED
                                                                                     JUNE 30, 1997
                                                                                 ----------------------
INVESTMENT INCOME:
  Dividends...................................................................   $314,157
  Interest....................................................................     76,444    $  390,601
                                                                                 --------
EXPENSES:
  Investment advisory fee.....................................................    151,676
  Administration fees.........................................................     40,200
  Directors' fees.............................................................     29,885
  Legal.......................................................................     24,658
  Transfer agent..............................................................     21,328
  Audit.......................................................................     11,342
  Printing....................................................................     11,342
  Insurance...................................................................     11,171
  Custody.....................................................................      8,991
  Registration................................................................      2,736
  Miscellaneous...............................................................      2,662       315,991
                                                                                 --------
  Fee waivers.................................................................                  (27,634)
                                                                                             ----------
  Net expenses................................................................                  288,357
                                                                                             ----------
     Net investment income....................................................                  102,244
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain.............................................................                  729,455
Net change in unrealized appreciation.........................................                5,005,116
                                                                                             ----------
Net realized and unrealized gain..............................................                5,734,571
                                                                                             ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................               $5,836,815
                                                                                             ==========

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      SIX MONTHS ENDED        YEAR ENDED
                                                                       JUNE 30, 1997         DECEMBER 31,
                                                                        (UNAUDITED)              1996
                                                                      ----------------       ------------
INCREASE IN NET ASSETS:
Operations:
  Net investment income.............................................    $    102,244         $    253,670
  Net realized gain on investments..................................         729,455            3,295,884
  Net change in unrealized appreciation.............................       5,005,116            3,357,338
                                                                        ------------         ------------
Net increase in net assets resulting from operations................       5,836,815            6,906,892
Distributions to shareholders from:
  Net investment income.............................................        (101,223)            (338,202)
  Net capital gains.................................................               0           (4,200,893)
                                                                        ------------         ------------
Total distributions to shareholders.................................        (101,223)          (4,539,095)

Net increase from capital share transactions (See Note 4)...........       1,720,695            2,480,964
                                                                        ------------         ------------
Total increase in net assets........................................       7,456,287            4,848,761

NET ASSETS:
  Beginning of period...............................................      37,357,895           32,509,134
                                                                        ------------         ------------
  End of period (including undistributed net investment income of
     $1,021 at June 30, 1997).......................................    $ 44,814,182         $ 37,357,895
                                                                        ============         ============

--------------------------------------------------------------------------------
See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Selected Data for Each Share of Capital Stock
Outstanding throughout Each Period

                                                SIX MONTHS
                                                   ENDED                        YEAR ENDED DECEMBER 31,
                                               JUNE 30, 1997     -----------------------------------------------------
                                                (UNAUDITED)       1996        1995        1994       1993       1992
                                               -------------     -------     -------     -------    -------    -------
NET ASSET VALUE, beginning of period..........     $14.60         $13.63      $13.39      $16.79     $15.67     $14.62
INCOME FROM OPERATIONS:
  Net investment income.......................       0.04           0.11        0.08        0.16       0.18       0.22
  Net realized and unrealized gain (loss) on
    investments...............................       2.19           2.76        3.17       (0.44)      3.04       1.33
                                               -------------     -------     -------     -------    -------    -------
    Total from investment operations..........       2.23           2.87        3.25       (0.28)      3.22       1.55

DISTRIBUTIONS:
  From net investment income..................      (0.04)         (0.14)      (0.08)      (0.18)     (0.17)     (0.28)
  From net realized gains.....................       0.00          (1.76)      (2.93)      (2.94)     (1.93)     (0.22)
                                               -------------     -------     -------     -------    -------    -------
    Total distributions.......................      (0.04)         (1.90)      (3.01)      (3.12)     (2.10)     (0.50)
                                               ===========       =======     =======     =======    =======    =======
NET ASSET VALUE, end of period................     $16.79         $14.60      $13.63      $13.39     $16.79     $15.67
                                               ===========       =======     =======     =======    =======    =======
Total return..................................     15.27%         21.16%      24.97%      (1.70%)     20.6%      10.7%
Ratio of expenses to average net
  assets......................................      1.43%(1)(2)    1.41%(1)    1.69%(1)    1.28%(1)   1.12%      1.13%
Ratio of net investment income to average net
  assets......................................      0.51%(2)       0.71%       0.57%       0.97%      1.01%      1.43%
Portfolio turnover rate.......................        28%            45%         68%         62%        26%        13%
Average commission rate per share.............    $0.0487(3)     $0.0443(3)       --          --         --         --
NET ASSETS, end of period (000's).............    $44,814        $37,358     $32,509     $35,022    $45,205    $40,790

--------------------------------------------------------------------------------

(1) Without fee waivers for the M.S.B. Fund, Inc. for the six months ended June 30, 1997 and the years ended December 31, 1996, 1995, and 1994, the ratios of expenses to average net assets would have been 1.56% (annualized), 1.61%, 1.86%, and 1.39%, respectively.

(2) Annualized.

(3) Computed by dividing the total amount of brokerage commissions paid by the total shares of investment securities purchased and sold during the period for which commissions were charged, as required by the Securities and Exchange Commission for fiscal years beginning after September 1, 1995.

See Accompanying Notes to Financial Statements.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)

The M.S.B. Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The primary investment objective of the Fund is to achieve capital appreciation for its shareholders. The objective of income is secondary.

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A--Security Valuations--Securities traded on national exchanges are valued at the closing prices or, in the case of over-the-counter securities, at the mean between closing bid and asked prices. Short-term investments are valued at amortized cost.

B--Security Transactions and Related Investment Income--Security transactions are accounted for on the trade date, dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The specific identification method is used in the determination of realized gains and losses on the sale of securities.

C--Federal Income Taxes--No provision has been made for Federal income tax, since it is the intention of the Fund to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net capital gains to shareholders.

D--Management Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2--PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and the proceeds from sales of investments, exclusive of short-term investments, during the six months ended June 30, 1997 were $6,847,782 and $5,310,672, respectively.

NOTE 3--FEES

Shay Assets Management Co. (the "Investment Adviser") is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the Investment Adviser. Shay Assets Management, Inc. is controlled by Rodger D. Shay, a Vice President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers.

The Investment Adviser receives a fee from the Fund computed at an annual rate of 0.75% of the first $100,000,000 of the Fund's average daily net assets and 0.50% of average daily net assets in excess of $100,000,000. The fee payable to the Investment Adviser is reduced (but not below zero) to the extent expenses of the Fund (exclusive of professional fees, such as legal and audit fees, directors' fees and expenses, and distribution expenses, if any, payable under Rule 12b-1) exceed 1.10% of the Fund's average daily net assets for any fiscal year during the term of the Fund's agreement with the Investment Adviser. This limitation resulted in the Investment Adviser waiving approximately 10% of its fee for the six month period ended June 30, 1997. The waiver amounted to $15,334.

PFPC Inc. (PFPC) is the Fund's administrator and transfer agent and PNC Bank NA
(PNC) is the Fund's custodian. PFPC and PNC are affiliates of PNC Bank Corp.

As compensation for its administrative services, the Fund pays PFPC a minimum monthly fee of $6,700 (exclusive of out-of-pocket expenses). PFPC waived approximately 25% of its administrative fee for the six month period ended June 30, 1997. The waiver amounted to $10,050.

M.S.B. FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
JUNE 30, 1997 (UNAUDITED)

As compensation for its services as transfer agent, the Fund pays PFPC a minimum monthly fee of $1,500 (exclusive of out-of-pocket expenses). PFPC waived approximately 11% of its transfer agent fee for the six month period ended June 30, 1997. The waiver amounted to $2,250.

As compensation for its custodial services, the Fund pays PNC a minimum monthly fee of $500 (exclusive of out-of-pocket expenses).

NOTE 4--CAPITAL STOCK

At June 30, 1997, there were 5,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock for the six months ended June 30, 1997 and the year ended December 31, 1996, respectively, were as follows:

                                                                           SHARES            AMOUNT
                                                                            (000)            $(000)
                                                                         -----------    -----------------
                                                                         1997   1996     1997      1996
                                                                         ---    ----    ------    -------
Shares sold...........................................................   158     251    $2,455    $ 3,623
Shares issued in reinvestment of dividends............................     5     254        82      3,747
                                                                         ---    ----    ------    -------
                                                                         163     505     2,537      7,370
Shares redeemed.......................................................   (52)   (332)     (816)    (4,889)
                                                                         ---    ----    ------    -------
Net increase..........................................................   111     173    $1,721    $ 2,481
                                                                         ====   =====   ======    ========

NOTE 5--SHAREHOLDER VOTING RESULTS

The Annual Meeting of the M.S.B. Fund, Inc. was held on April 17, 1997, at which time the stockholders voted on two proposals. Each proposal and the results of the voting are set forth below.

A--Election of Directors--The first proposal concerned the election of five directors: four to serve a term of office of three years each, expiring in 2000, and one to fill the unexpired term of a prior director, expiring in 1999.

                                                                                   EXPIRATION
                                                                                    OF TERM         FOR
                                                                                   ----------    ---------
Timothy A. Dempsey..............................................................      1999       1,669,856
David F. Holland................................................................      2000       1,691,012
George J. Kelly.................................................................      2000       1,677,745
Norman W. Sinclair..............................................................      2000       1,684,222
Ian D. Smith....................................................................      2000       1,673,256

In addition, Messrs. Malcolm J. Delaney, Harry P. Doherty, Joseph R. Ficalora, David Freer, Jr., Michael J. Gagliardi, and William A. McKenna, Jr., continue as members of the Board of Directors. Mr. Kelly resigned in July 1997.

B--Ratification of Independent Auditors--The second proposal concerned the ratification of the selection of KPMG Peat Marwick LLP as Independent Auditors of the Fund for the fiscal year ending December 31, 1997. The results of voting for the proposal were 1,682,378 for, 6,671 against, and 22,934 abstaining.

                                     M.S.B.
                                   FUND, INC.

                                    OFFICERS

Joseph R. Ficalora
President

Michael J. Gagliardi
First Vice President

Norman W. Sinclair
Second Vice President

Rodger D. Shay
Vice President and Assistant Secretary

Edward E. Sammons, Jr.
Vice President and Secretary

John J. McCabe
Vice President

Mark F. Trautman
Vice President

Jay F. Nusblatt
Treasurer

BOARD OF DIRECTORS

Malcolm J. Delaney
Timothy A. Dempsey
Harry P. Doherty
Joseph R. Ficalora
David Freer, Jr.
Michael J. Gagliardi
David F. Holland
William A. McKenna, Jr.
Norman W. Sinclair
Ian D. Smith

                                  M.S.B.
                                FUND, INC.

M.S.B. FUND, INC.
c/o Shay Financial Services Co.
111 East Wacker Drive
Chicago, Illinois 60601
Telephone 800-661-3938

INVESTMENT ADVISER
Shay Assets Management Co.
200 Park Avenue
45th Floor
New York, New York 10166

DISTRIBUTOR
Shay Financial Services Co.
111 East Wacker Drive
Chicago, Illinois 60601

ADMINISTRATOR, TRANSFER AGENT,
REGISTRAR AND DIVIDEND PAYING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PNC Bank, NA
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

LEGAL COUNSEL
Hughes Hubbard & Reed LLP
One Battery Park Plaza
New York, New York 10004

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP
1600 Market Street
Philadelphia, Pennsylvania 19103
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